EXCELSIOR FUNDS, INC.

Supplement dated March 21, 2007

to the Statement of Additional Information

dated July 31, 2006, as amended September 29, 2006

and as Supplemented November 9, 2006

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Supplement dated March 21, 2007

to the Statement of Additional Information

dated July 31, 2006,

as Supplemented November 9, 2006

EXCELSIOR FUNDS TRUST

Supplement dated March 21, 2007

to the Statement of Additional Information

dated July 31, 2006,

as Supplemented November 9, 2006

This supplement provides new and additional information beyond that contained in the Statements of Additional Information and should be read in conjunction with the Statements of Additional Information.

Each Statement of Additional Information listed above is hereby amended to reflect recent changes to the Advisers’ Proxy Voting Policies and Procedures. Accordingly, the section entitled, “Proxy Voting Procedures” and Appendices D, E and F in each Statement of Additional Information are deleted and replaced in their entirety with the following:

PROXY VOTING PROCEDURES

The Board of Directors/Trustees (the “Board”) has delegated the responsibility to vote proxies to the Advisers, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly, are subject to change.

The Advisers often have authority to vote proxies for shareholders with accounts managed by the Advisers. The Advisers have a fiduciary duty to act in the best interest of its clients (maximizing shareholder value over time) when exercising this authority. The Advisers recognize that in those cases where they have voting authority, they must make voting decisions that are in the best long-term economic interest of their clients.

To fulfill this responsibility, the Advisers and certain other affiliates have centralized proxy voting authority in the Proxy Committee of Unites States Trust Company, National Association. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix D (Routine Issues) and Appendix E (Non-Routine Issues) (the “Guidelines”) set forth the Proxy Committee’s current policies with respect to how the Advisers will vote with regard to specified matters which may arise from time to time. These voting policies are based upon making decisions that are in the best long-term economic interest of the Advisers’ clients.

The Proxy Committee has engaged an independent proxy voting service to assist in the voting of proxies (the “Service”). The Service is responsible for voting on behalf of the Proxy Committee in accordance with the Guidelines. Where the Guidelines do not cover the ballot, item, are unclear in their application to the issue, or call for input from the Proxy Committee, the Service will refer the matter to the Proxy Committee. To the extent the issues are not covered by the Guidelines, the Proxy Committee will vote proxies in its discretion after taking into consideration the best long-term economic interest of its clients.

From time to time, the Advisers may experience material conflicts of interest with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interest of clients, the application of the Guidelines should address possible conflicts of interest in most cases. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix F.

APPENDIX D

ROUTINE ISSUES

The Advisers will vote the following items as recommended by management of the issuer because the Advisers believe the recommendations by the issuer generally are in shareholders’ best long-term economic interests, and therefore in the best long-term economic interests of the Advisers’ clients.

1.	Ratification of Auditors and Compensation paid to Auditors.

2.	Corporate housekeeping matters – including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3.	Routine capitalization matters- including: Matters relating to adjusting authorized common or preferred stock, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4.	Composition of the Board- including: Removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent are not considered routine.

5.	General corporate matters- including: Formation of a holding company, reincorporation into a different state or country, issuance of special reports (including reports on employment and recruiting practices in relation to the gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

6.	Routine operational matters- including: the opening of the shareholder meeting, acknowledge proper convening of meeting, that the meeting has been convened under local regulatory requirements, the presence of quorum, the agenda for the shareholder meeting, the election of the chair of the meeting, the appointment of shareholders to co-sign the minutes of the meeting, regulatory filings, the designation of inspector or shareholder representative(s) of minutes of meeting, the designation of two shareholders to approve and sign minutes of meeting, the allowance of questions, the publication of minutes, the closing of the shareholder meeting, authorize board to ratify and execute approved resolutions, prepare and approve list of shareholders.

7.	Remuneration Report - In several non-U.S. markets, including the United Kingdom, Sweden, Australia, and the Netherlands, shareholders are given the opportunity to ratify the company’s equity based, and cash compensation policies. We generally vote for the routine approval of remuneration reports in non-U.S. markets.

8.	Annual Formal Discharge of the Board and Management – In several non-U.S. markets, shareholders are asked to approve actions taken by the board and management during the year. The annual formal discharge is a tacit vote of confidence in the company’s management. We generally vote for discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or, legal action is being taken against the board by other shareholders. In addition, we typically vote against proposals to remove the annual discharge of board and management from the agenda.

APPENDIX E

NON-ROUTINE ISSUES

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1.	Proposals Regarding Director Elections

(i)	Election of Directors- We typically vote for individual director nominees in an uncontested election of directors. We evaluate a contested election of directors on a case-by-case basis considering such factors as the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

(ii)	Cumulative Voting for the Election of Directors – Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

(iii)	Classified Boards – We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified Board (requiring re-election of all directors annually) increases the accountability of the Board to shareholders. We typically vote against proposals seeking classification of a Board and for proposals seeking declassification.

(iv)	Term Limits for Independent Directors – We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We typically vote against such proposals.

(v)	Proposals Concerning whether a Majority of the Board must be Independent –We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we typically vote for such proposals.

(vi)	Proposals Requiring a Majority Vote for Election of Directors – We will typically vote for reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

2.	Other Director-Related Proposals

(i)	Proposals Limiting Liability or Providing Indemnification of Directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We typically vote for such proposals.

(ii)	Proposals Regarding Director Share Ownership – Similarly to employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We typically vote for such proposals.

3.	Anti-Takeover proposals and Shareholder rights

(i)	Shareholder Rights Plans and Poison Pills – Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-ever, even at a substantial premium to shareholders. We typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Defensive Use of Share Issuances – We typically vote against management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

(iii)	Other anti-takeover Provisions – We typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and typically vote for proposals such as fair price amendments.

(iv)	Limitations on Shareholder Rights – We typically vote against proposals which limit shareholders’ corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

(v)	Proposals Regarding Supermajority Vote Requirement – We support shareholders’ ability to approve or reject matters based on a simple majority. We typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals Regarding Confidential Voting – Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary Voting of Unmarked Proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We typically vote against such proposals.

4.	Management compensation proposals

(i)	Equity-Based Compensation Plans – We will assess the potential cost of U.S. and Canadian equity-based compensation plans by using the proxy voting service’s quantitative approach to evaluating such plans. The quantitative approach is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. We will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. We typically vote for equity-based plans with costs within the allowable cap and against those with costs above the allowable cap. In addition, we generally vote against plans that: a) provide for repricing of underwater stock, b) excessive CEO compensation relative to company performance, i.e. pay-for-performance disconnect, or c) excessive three-year average burn rate. We may also vote against an equity-based plan proposal if there are significant concerns about egregious compensation practices, even if the costs of such plans are within the allowable cap.

We will evaluate equity plans proposed by international companies on a case-by-case basis using the data available to analyze dilution issues and other plan terms, including plan administration.

(ii)

Shareholder Proposals on Compensation – Disclosure/Setting Levels or Types of Compensation for Executives and Directors – We typically vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We typically vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We typically vote against shareholder proposals requiring director fees be paid in stock only.

(iii)	Performance-Based Awards – We typically vote for shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: 1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); and 2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

(iv)	Severance Agreements for Executives/Golden Parachutes – We typically vote for shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. We typically vote for proposals to ratify or cancel golden parachutes if they include the following: 1) The triggering mechanism is beyond the control of management; 2) The amount does not exceed three times base salary (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; and 3) Change-in-control payments include the following double-triggers: (a) after a change in control has taken place, and (b) termination of the executive as a result of the change in control. A change-in-control is defined as a change in the company ownership structure.

(v)	Supplemental Executive Retirement Plans (SERPs) – We typically vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

(vi)	Retirement Bonuses for Directors and Statutory Auditors – We typically vote against payment of retirement benefits to non-executive directors and statutory auditors. When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, we oppose payment, particularly as the size of these payments may be at the discretion of the board. If any one individual does not meet our criteria, we typically vote against the entire proposal.

All other shareholder proposals regarding executive and director pay will be voted on a case-by-case basis taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

5.	Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings – These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we typically vote for such proposals.

(ii)	Financial Results/Director and Auditor Reports – We typically vote for approval of financial statements and director and auditor reports, unless: there are concerns about the accounts presented or audit procedures used; or the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

(iii)	Appointment of Statutory Auditors – We typically vote for the appointment or reelection of statutory auditors, unless: there are serious concerns about the statutory reports presented or the audit procedures used; questions exist concerning any of the statutory auditors being appointed; or, the auditors have previously served the company in an executive capacity or are otherwise considered affiliated with the company.

(iv)	Allocation of Income – We typically vote for approval of the allocation of income, unless: the dividend payout ratio has been consistently below 30 percent without adequate explanation; or, the payout is excessive given the company’s financial position.

(v)	Stock (Scrip) Dividend Alternative – We generally vote for most stock (scrip) dividend proposals. However, we typically vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(vi)	Amendments to Articles of Association –We generally vote for proposals to amend articles of association if: shareholder rights are protected; there is negligible or positive impact on shareholder value; management provides adequate reasons for the amendments; and, the company is required to do so by law (if applicable). We typically vote against proposals to amend articles of association if the amendment is deemed not to be in the long-term economic best interest of shareholders.

(vii)	Change in Company Fiscal Term – We typically vote for proposals to change a company’s fiscal term unless a company’s motivation for the change is to postpone its Assembly General Meeting.

(viii)	Lower Disclosure Threshold for Stock Ownership – We typically vote against proposals to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

(ix)	Amend Quorum Requirements – We generally vote against proposals to lower the quorum requirement, unless we believe the proposal is consistent with market norms, the company’s reasons for the change is in line with shareholders’ interests, and the company’s ownership structure would not hamper wider shareholder participation. Companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings.

(x)	Increase in Borrowing Powers – We generally vote for proposals to approve increases in a company’s borrowing powers after taking into account management’s stated need for the increase, the size of the increase, and the company’s current debt-to-equity ratio or gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high debt-to-equity ratio compared to its industry, we typically vote against the proposal.

(xi)	Share Repurchase Plans – We typically vote for share repurchase plans, unless: clear evidence of past abuse of the authority is available; or, the plan contains no safeguards against selective buybacks.

(xii)	Reissuance of Shares Repurchased – We typically vote for proposals to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

(xiii)	Capitalization of Reserves for Bonus Issues/Increase In Par Value – We typically vote for proposals to capitalize reserves for bonus issues of shares or to increase par value.

(xiv)	Adjust Par Value of Common Stock – We typically vote for management proposals to reduce par value of common stock.

(xv)	Issuances of Shares With or Without Preemptive Rights – General Issuances: We typically vote for proposals for the issuance of shares with preemptive rights to a maximum of 100 percent over currently issued capital. We typically vote for proposals for the issuance of shares without preemptive rights to a maximum of 20 percent of currently issued capital. We typically vote against proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds. Specific Issuances: We typically vote on a case-by-case basis.

(xvi)	Control and Profit Transfer Agreements – We generally vote for management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

(xvii)	Mandatory Takeover Bid Waivers – We generally vote against proposals to waive mandatory takeover bid requirements. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners. However, we are in favor of a waiver of mandatory takeover bid requirements when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom, Ireland and Australia, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, we generally vote for such a waiver if the share repurchase would not push the large shareholder’s stake in the company above 50 percent.

(xviii)	Expansion of Business Activities – We typically vote for the expansion of business activities unless the new business takes the company into risky areas.

(xix)	Related-Party Transactions – We generally vote for related-party transactions, unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms to shareholders.

(xx)

Proposals for Extinguishing Shareholder Preemptive Rights – Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We typically vote for proposals to extinguish such rights and against proposals to create such rights.

(xxi)	Proposals Requiring Consideration of Comparative Fee Information by Independent Auditors – The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we typically vote against such proposals.

(xxii)	Proposals Mandating Diversity in Hiring Practices or Board Composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We typically vote against such proposals.

(xxiii)	Proposals Prohibiting Dealings with Certain Countries – the decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We typically vote against such proposals.

(xxiv)	Proposals to Limit the Number of other Public Corporation Boards on which the CEO Serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We typically vote against such proposals.

(xxv)	Proposals to Limit Consulting Fees to an amount less than Audit Fees – We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We typically vote against such proposals.

(xxvi)	Proposals to Require the Expensing of Stock Options – Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We typically vote for such proposals.

(xxvii)

Proposals Restricting Business Conduct for Social and Political Reasons – We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We typically vote against such proposals.

(xxviii)	Proposals Requiring Companies’ Divestiture from Various Businesses – Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a company’s business strategy and to consider the interests of all shareholders with respect to such matters. We typically vote against such proposals.

6.	Distressed and Defaulted Securities

(i)	Waivers and Consents – We may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations. We will generally vote such proposals on a case-by-case basis.

(ii)	Voting on Chapter 11 Plans of Liquidation or Reorganization – We may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (A) other alternatives to the proposed plan; (B) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (C) whether the vote is likely to increase or decrease recoveries to clients. We will generally vote such proposals on a case-by-case basis.

7.	Investment Companies and Alternative Investment Vehicles

The voting rights of alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement, bylaws or memorandum and articles of association. We will vote all proxies or consents for unaffiliated investment companies and alternative investment vehicles in accordance with these Policies and Procedures. To the extent a proposal relates to one of the following matters, we will vote such proposals on a case-by-case basis: (A) approval of investment advisory and/or distribution agreements; (B) approval of distribution plans; (C) conversion of the company from closed-end to open-end form; (D) changes in the “fundamental policies” of the company; (E) change in the state or form of organization of the company; and (F) dispositions of assets, termination or liquidations of the fund.

For clients invested in an investment company or an alternative investment vehicle that is advised or sub-advised by the Advisers, the procedures set forth Appendix C will be followed.

8.	Funds-of-Hedge Funds

These funds invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). The underlying portfolio funds, typically do not solicit votes from their interest holders. Holders of interests in these underlying portfolio funds are not considered to be “voting securities” and would not be subject to these Policies and Procedures.

9.	Other Shareholder proposals – Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We typically vote with management with regard to such proposals.

APPENDIX F

CONFLICTS PROCEDURES

Conflicts Related to Voting of Shares of Investment Companies and Alternative Investment Vehicles advised or sub-advised by the Advisers

We may have voting authority for shares held by our clients in mutual funds or hedge funds managed us. In these circumstances, we may have a conflict of interest in voting these shares on behalf of our clients, particularly in matters relating to approval of the investment management agreement, advisory or other fees or mergers and acquisitions. In all cases, it is our policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

The Advisers are affiliated with Charles Schwab & Co. (“Schwab”), which is a publicly registered company. The Advisers may have voting authority for shares held by its clients in Schwab. We may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is our policy to instruct ISS to vote Schwab securities in accordance with its own recommendations or the recommendations of another independent 3rd party proxy voting firm.

The Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy voting firm and vote the shares in accordance with the recommendations of that firm.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE